   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 24, 1997

                                                      REGISTRATION NO. 333-
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ---------------------

                                    FORM S-1
                             REGISTRATION STATEMENT

                                     UNDER

                           THE SECURITIES ACT OF 1933
                             ---------------------

                        AMERICAN RETIREMENT CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)

            TENNESSEE                             8059                            62-1674303
 (State or Other Jurisdiction of      (Primary Standard Industrial             (I.R.S. Employer
  Incorporation or Organization)      Classification Code Number)           Identification Number)

                         111 WESTWOOD PLACE, SUITE 402
                           BRENTWOOD, TENNESSEE 37027
                                 (615) 221-2250
  (Address, Including Zip Code, and Telephone Number, Including Area Code, of
                   Registrant's Principal Executive Offices)
                             ---------------------
                                  W.E. SHERIFF
                      CHAIRMAN AND CHIEF EXECUTIVE OFFICER
                         111 WESTWOOD PLACE, SUITE 402
                           BRENTWOOD, TENNESSEE 37027
                                 (615) 221-2250
 (Name, Address, Including Zip Code, and Telephone Number, Including Area Code,
                             of Agent For Service)
                             ---------------------
                          COPIES OF COMMUNICATIONS TO:

                  T. ANDREW SMITH                                  JEFFREY S. LOWENTHAL
              BASS, BERRY & SIMS PLC                           STROOCK & STROOCK & LAVAN LLP
               FIRST AMERICAN CENTER                                  180 MAIDEN LANE
            NASHVILLE, TENNESSEE 37238                           NEW YORK, NEW YORK 10038
                  (615) 742-6200                                      (212) 806-5400

                             ---------------------
    APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the effective date of this Registration Statement.

    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [ ]

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 333-34339.

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ] __________ .

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]
                             ---------------------
                        CALCULATION OF REGISTRATION FEE

=======================================================================================================================
                                                               PROPOSED             PROPOSED
                                            AMOUNT              MAXIMUM              MAXIMUM             AMOUNT OF
       TITLE OF EACH CLASS OF                TO BE          OFFERING PRICE          AGGREGATE          REGISTRATION
     SECURITIES TO BE REGISTERED         REGISTERED(1)        PER UNIT(2)       OFFERING PRICE(2)           FEE
-----------------------------------------------------------------------------------------------------------------------
5 3/4% Convertible Subordinated
  Debentures due 2002................     $23,000,000            100%              $23,000,000            $6,970
=======================================================================================================================

(1) Includes $3,000,000 principal amount of Debentures that the Underwriter has the option to purchase from the Registrant to cover over-allotments, if any.
(2) Estimated in accordance with Rule 457(i) solely for the purpose of calculating the registration fee.

================================================================================

              INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

        The contents of the Registration Statement on Form S-1 filed by American Retirement Corporation (the "Company") with the Securities and Exchange Commission (Registration No. 333-34339) pursuant to the Securities Act of 1933, as amended, including certain exhibits thereto, are incorporated by reference into this Registration Statement.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Nashville, Tennessee on September 23, 1997.

                                          AMERICAN RETIREMENT CORPORATION

                                          By:       /s/ W.E. SHERIFF
                                            ------------------------------------
                                                        W.E. Sheriff
                                            Chairman and Chief Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

                      SIGNATURE                                  TITLE                   DATE
                      ---------                                  -----                   ----

                  /s/ W.E. SHERIFF                     Chairman and Chief         September 23, 1997
-----------------------------------------------------    Executive Officer
                    W.E. Sheriff                         (Principal Executive
                                                         Officer)

                 /s/ GEORGE T. HICKS                   Executive Vice             September 23, 1997
-----------------------------------------------------    President -- Finance,
                   George T. Hicks                       Chief Financial Officer
                                                         (Principal Financial
                                                         and Accounting Officer)

                          *                            Director                   September 23, 1997
-----------------------------------------------------
                 H. Lee Barfield II

                          *                            Director                   September 23, 1997
-----------------------------------------------------
                Jack O. Bovender, Jr.

                          *                            Director                   September 23, 1997
-----------------------------------------------------
                  Frank M. Bumstead

                          *                            Director                   September 23, 1997
-----------------------------------------------------
                   Robin G. Costa

                          *                            Director                   September 23, 1997
-----------------------------------------------------
                  Clarence Edmonds

                          *                            Director                   September 23, 1997
-----------------------------------------------------
              John A. Morris, Jr., M.D.

                          *                            Director                   September 23, 1997
-----------------------------------------------------
                 Daniel K. O'Connell

                          *                            Director                   September 23, 1997
-----------------------------------------------------
                   Nadine C. Smith

                          *                            Director                   September 23, 1997
-----------------------------------------------------
                Lawrence J. Stuesser

                * /s/ GEORGE T. HICKS
-----------------------------------------------------
          George T. Hicks, Attorney-in-Fact

                                 EXHIBIT INDEX

EXHIBIT
NUMBER                                DESCRIPTION
-------                               -----------
5        --   Opinion of Bass, Berry & Sims PLC
23.1     --   Consent of KPMG Peat Marwick LLP
23.2     --   Consent of Bass, Berry & Sims PLC (included in Exhibit 5)
24       --   Power of Attorney (Incorporated by reference to the
              Registrant's Registration Statement on Form S-1
              (Registration No. 333-34339)).

---------------

  * All other exhibits are incorporated by reference to the Registrant's Registration Statement on Form S-1 (Registration No. 333-34339).